UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 12, 2005

                         UNITED FINANCIAL BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

           Federal                 000-51369                     83-0395247
  --------------------------    --------------              -----------------
(State or Other Jurisdiction)  (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                     Identification No.)


95 Elm Street, West Springfield, Massachusetts                       01089
-----------------------------------------------                      -----
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (413) 787-1700
                                                     --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))


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Item 8.01.        Other Events

         On July 12, 2005, United Financial Bancorp, Inc. (the "Registrant") announced it had received regulatory approval to complete its stock offering. The Registrant consummated the stock offering on July 12, 2005 and expects its common stock to begin trading on the Nasdaq National Market on July 13, 2005 under the symbol "UBNK."

         A press release is attached as Exhibit 99.1


Item 9.01.    Financial Statements and Exhibits

   (c) Exhibits.

                  Exhibit No.               Description

                     99.1                   Press release dated July 12, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      UNITED FINANCIAL BANCORP, INC.



DATE:  July 13, 2005                   By: /s/ Richard B. Collins
                                           -------------------------------------
                                           Richard B. Collins
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

           Exhibit No.              Description

             99.1                   Press release dated July 12, 2005